Exhibit 99.4
ENSTAR AUSTRALIA LIMITED
(Formerly COBALT SOLUTIONS AUSTRALIA LIMITED)
ABN 99 096 363 923
FINANCIAL REPORT
31 DECEMBER 2007
Contents:

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Income Statement
For the year ended 31 December 2007

		2007	2006
	Note	$’000	$’000

Revenues	2	28,948	30,020
Expenses	3	(21,165)	(23,748)

Profit before income tax expense		7,783	6,272
Income tax expense	4	(1,840)	(2,459)

Net profit after income tax expense, attributable to members of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)		5,943	3,813

The above Income Statement should be read in conjunction with the accompanying notes.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Balance Sheet
As at 31 December 2007

		2007	2006
	Note	$’000	$’000

Current Assets
Cash & Cash equivalents	12	8,032	8,990
Receivables	5	7,910	6,291

Total current assets		15,942	15,281

Non-current assets
Plant & Equipment	6	14	34
Deferred tax assets	4	988	717

Total non-current assets		1,002	751

Total assets		16,944	16,032

Current liabilities
Payables	7	3,942	4,815
Deferred Income	8	37	—
Current tax liabilities		102	—

Total current liabilities		4,081	4,815

Non-current liabilities
Payables	7	703	—

Total non-current liabilities		703	—

Total liabilities		4,784	4,815

Net assets		12,160	11,217

Equity	11	—	—
Retained profits		12,160	11,217

Total equity		12,160	11,217

The above Balance Sheet should be read in conjunction with the accompanying notes.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Statement of Cash Flows
For the year ended 31 December 2007

		2007	2006
	Note	$’000	$’000

Cash flows from operating activities
Cash receipts in the course of operations		63,074	72,560
Cash payments in the course of operations		(56,062)	(69,967)
Investment income received		522	940
Income tax paid		(3,487)	(5,672)

Cash flows from operating activities	12	4,047	(2,139)

Cash flows from investing activities
Payments for plant and equipment		(5)	(29)

Cash flows used in investing activities		(5)	(29)

Cash flows from financing activities
Dividend Paid		(5,000)	(18,000)

Cash flows used in financing activities		(5,000)	(18,000)

Net increase/(decrease) in cash held		(958)	(20,168)
Balance at the beginning of the year		8,990	29,158

Balance at the end of the year	12	8,032	8,990

The above Statement of Cash Flows should be read in conjunction with the accompanying notes.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Statement Of Changes in Equity
For the year ended 31 December 2007

		Issued	Accumulated
		Capital	Profit	Total
	Note	$’000	$’000	$’000

Balance as at 1 January 2007		—	11,217	11,217

Net Profit after income tax			5,943	5,943

Total Recognised income and expense			5,943	5,943
Dividends paid & payable	10		(5,000)	(5,000)

Balance as at 31 December 2007		—	12,160	12,160

Balance as at 1 January 2006		—	17,404	17,404
Net Profit after income tax			3,813	3,813

Total Recognised income and expense			3,813	3,813
Dividends paid & payable	10		(10,000)	(10,000)

Balance as at 31 December 2006		—	11,217	11,217

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
a) Basis of Preparation
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value.
Accounting judgements and estimates
In the course of its operations the company applies judgements and makes estimates that affect the amounts recognised in the financial report. Estimates are based on a combination of historical experience and expectations of future events that are believed to be reasonable at the time.
Accounting Standards issued but not yet effective
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2007, except IFRS8 Operating Segments. The adoption of IFRS8 has removed the requirement for Operating Segment disclosures in this Financial Report.
When applied in future periods, all other recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
Changes in accounting policy
Since 1 January 2007, the company has adopted a number of Accounting Standards and Interpretations which were mandatory for annual periods beginning on or after 1 January 2007. Adoption of these Standards and Interpretations has not had any effect on the financial position or performance of the Company.
b) Revenue Recognition
Rendering of Services
Revenue from the rendering of services is recognised in the period in which the service is provided, having regard to the stage of completion of the contract.
In certain circumstances revenue may be received in advance of the period to which it relates. In these instances, the revenue is deferred to future periods as disclosed in Deferred Income, Note 8 to the accounts.
Interest Income
Interest income is recognised when the right to receive interest has been established.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
c) Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to:
(i)	temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and

(ii)	unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.
Deferred tax is not discounted to present value.
Tax Consolidation
AMP Limited, Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd), and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
i)	Current tax balances arising from external transactions recognised by entities in the tax- consolidated group occurring after the implementation date, and;

ii)	Deferred tax assets arising from unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement. .

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The entity will be required to make a payment to terminate its liability under the tax funding agreement if it leaves the tax consolidation group.
The contributions are payable as set out in the agreement and reflect the timing of AMP Limited’s obligations to make payments to the relevant tax authorities.
Assets and liabilities which arise as a result of balances transferred from entities within the tax consolidated group to the head entity, are recognised as related party balances receivable and payable in the Balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.
Cobalt UK Branch
Tax losses arising in the UK branch will be recognised as a deferred tax asset to the extent it is considered probable that they will be available to be offset against assessable income available in a related party in the UK
Goods and Services Tax
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
d) Foreign Currencies
Functional and presentation currency
Items included in the financial statements are measured using the currency of the primary economic environment in which that entity operates (the functional currency).
The presentation currency of this Financial Report, and the functional currency of the parent entity, is Australian dollars.
Transactions and balances
Revenue and expenditure items denominated in a currency other than the functional currency are translated at the spot exchange rate at the date of transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date, with exchange gains and losses being recognised in the income statement.
Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
e) Cash and Cash Equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits that are held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount.
For the purpose of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value, with short periods to maturity net of outstanding bank overdrafts.
f) Receivables
Receivables are carried at nominal amounts due less any provision for impairment. A provision for impairment is recognised when collection of the full nominal amount is no longer probable. Impairment of an asset is reviewed each balance date. Any applicable terms or conditions are set out in Note 5.
g) Plant & Equipment
Cost
Plant & equipment is carried at historical cost less accumulated depreciation and any accumulated impairment losses.
Depreciation
Items of plant and equipment are depreciated over their estimated useful lives.
The assets residual lives, useful lives and amortisation methods are reviewed, and adjusted for if appropriate, at each financial year end.
The depreciation rates and method used for each class, for the current year, is:

	Depreciation rate	Depreciation method
Computer racks	10%	Straight line
Computer hardware(pre Oct 06)	25%	Straight line
Computer hardware(post Oct06)	20%	Straight line
Computer peripherals	40%	Straight line
Computers	50%	Straight line
h) Leases
Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.
Operating leases
The minimum lease payments of operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis.
Contingent rentals are recognised as an expense in the financial year in which they are incurred.
Finance leases
There are no leases that have been classified as finance leases.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
i) Payables
Trade Creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Terms and conditions are set out in Note 7.
j) Issued Capital
Issued and paid up capital is recognised at the fair value of the consideration received by the company. Any transaction costs arising on the issue of ordinary shares are recognised directly in equity as a reduction of the share proceeds received.
2. REVENUE

	2007	2006
	$’000	$’000

Revenue from operating activities:

Management fees	28,458	29,083

Total Revenue from operating activities	28,458	29,083

Revenue from non-operating activities
Investment income	490	937

Total Revenue from non-operating activities	490	937

Total Revenues	28,948	30,020

3. EXPENSES

	2007	2006
	$’000	$’000

Profit before income tax is arrived after charging the following items:

Personnel Costs	15,153	16,206

Occupancy and Related property expenses	2,904	3,440

IT & Communication	1,227	1,623

Advertising & Promotions	425	484

Other expenses	1,456	1,995

Total expenses	21,165	23,748

The majority of the costs above are incurred by way of management fee paid to AMP Services Ltd.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
4. INCOME TAX

	2007	2006
	$’000	$’000

a) Analysis of income tax expense
Current tax	2,125	1,663
Decrease in deferred tax assets	96	458
Write off of prior year losses	—	338
Over provided in previous years	(381)	—

Income tax expense	1,840	2,459

b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period.
In respect of income tax expense, the tax rate which applies in both 2007 and 2006 is 30% for Australia and UK.

	2007	2006
	$’000	$’000

Operating profit before income tax	7,783	6,272

Prima facie income tax calculated at 30% (2006: 30%)	2,335	1,882
Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Other	(495)	577

Income tax expense per income statement	1,840	2,459

c) Analysis of deferred tax asset

	2007	2006
	$’000	$’000

Amounts recognised in income:

Accruals	288	308

Other	149	409

Current year’s tax losses	368	—
Prior year’s tax losses	183	—

Total deferred tax assets	988	717

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
5. RECEIVABLES (CURRENT)

	2007	2006
	$’000	$’000

Trade debtors	94	88
Amounts receivable from related parties	7,506	2,680
Other debtors	310	3,523

Total receivables (current)	7,910	6,291

Amounts receivable from related parties are settled pursuant to client management agreements.
Other receivables are non-interest bearing and are normally settled on 30-day terms.
6. PLANT AND EQUIPMENT

	2007	2006
	$’000	$’000

Gross carrying amount	89	83
Less accumulated depreciation and impairment loss	75	49

Total Plant & Equipment	14	34

Carrying amount at beginning of the year	34	37

Additions	5	29

Recoverable amount write-down	—	(5)

Depreciation expense	(25)	(27)

Total Plant & Equipment	14	34

7. PAYABLES

	2007	2006
	$’000	$’000

Amount due to other related parties	1,599	2,331

Sundry Payables	146	146

Trade creditors and accruals	2,197	2,338

Payables (current)	3,942	4,815

Other Payables	703	—

Payables (non-current)	703	—

Total Payables	4,645	—

Sundry payables are non-interest bearing balances due to third parties pursuant to client management agreements. Trade creditors are non-interest bearing and are normally settled on less than 30 day terms.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
8. DEFERRED INCOME (CURRENT)

	2007	2006
	$’000	$’000

Deferred Income	37	—

Total Deferred Income (current)	37	—

9. PROVISIONS (CURRENT)

	2007	2006
	$’000	$’000

Provision for dividend payable	—	—

Total Provisions	—	—

Movements in Provisions

Balance at the beginning of the year	—	8,000
Additional provisions recognised (dividend Payable )	5,000	—
Amount paid during the period	(5,000)	(8,000)
Unused amounts reversed during the period	—	—

Balance at the end of the year	—	—

10. DIVIDENDS PAID

		2007	2006
		$’000	$’000

(a) Dividends paid on ordinary shares during the year

-	Dividend paid on 27 June 2007	5,000	—
	Unfranked Dividend of $2.5m per Ordinary Share

-	Dividend paid on 9 February 2006	—	8,000
	Unfranked Dividend of $4m per Ordinary Share
-	Dividend paid on 27 June 2006	—	10,000
	Unfranked Dividend of $5m per Ordinary Share

Dividends paid during year		5,000	18,000

11. CONTRIBUTED EQUITY

	2007	2006
	$	$

Issued & Paid up capital
Two fully paid ordinary shares at $1 each	2	2

Ordinary shares attract the following rights:
(a)	to receive notice of and to attend and vote at all general meetings of the Company;

(b)	to receive dividends; and in a winding up, to participate equally in the distribution of the assets of;

(c)	the Company (both capital and surplus), subject only to any amounts unpaid on the share.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
12. STATEMENT OF CASH FLOWS

	2007	2006
	$’000	$’000

(a) Reconciliation of the profit after tax to the net cash flows from operating activities

Net Profit after tax	5,943	3,813
Non-Cash Items:
Depreciation and impairment of plant & equipment	25	32
Changes in assets/liabilities:
(Increase)/decrease in receivables/other assets	(1,619)	(4,508)
Decrease/(Increase) in current year tax losses	(338)	338
(Increase)/decrease in prior year tax overprovision	(381)	—
(Increase)/decrease in deferred tax assets	67	287
Increase/(decrease) in current Tax liabilities	484	(2,153)
Increase/(decrease) in payables/ deferred income/provisions	(133)	52

Net cash flows from/(used in) operating activities	4,047	(2,139)

(b) Reconciliation of cash
Cash balance comprises:
- cash at bank	8,032	8,990

Closing cash balance	8,032	8,990

13. FRANKING ACCOUNT
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies are transferred to the Head Entity, AMP Limited.
14. LEASE EXPENDITURE COMMITMENTS
Operating leases

	2007	2006
	$’000	$’000

Minimum lease payments
- not later than one year	412	407
- later than one year and not later than five years	192	566

Aggregate leases expenditure contracted for at balance date	604	973

Aggregate expenditure commitments comprise:
Amounts not provided for :
rental commitments	604	973

Aggregate leases expenditure contracted for at balance date	604	973

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
15. AUDITORS’ REMUNERATION
Auditors’ remuneration for the year ended 31 December 2007 is paid on the Company’s behalf by a controlled entity within the AMP Limited Group.

	2007	2006
	$	$

Amounts paid or payable to auditors of the company for:

- Other services	35,155	10,047

Total Auditors’ Remuneration	35,155	10,047

16. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS
The company’s policies and procedures in respect of managing risks are set out in this note below.
Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) has an established risk management framework that meets the needs of its operations.
There are a number of interlinked risk management processes operating to ensure identification, assessment, treatment and monitoring of the risk environment. The main components, in summary, are:
•	Development of the risk management culture.

•	Assessment and monitoring of risks facing the business
There were two main mechanisms addressing risks :
1)	Risk registers.

2)	Control self assessment process.
Reporting of risk information
Information reported and reviewed by the Operational Risk Committee is then reported to the Audit Committee.
The Board has ultimate responsibility for risk management and governance, including ensuring an appropriate risk framework is in place and is operating effectively.
Risk and Mitigation
The Company’s activities expose it to a variety of risks.
Financial risks include:
Market risk
Foreign Currency risk analysis
Currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in exchange rates.
The Company’s financial assets are primarily dominated in Australian dollar with a small exposure in Great Britain Pounds (GBP) via its branch operations in the United Kingdom.
The carrying amount of the Company’s foreign currency dominated monetary assets and liabilities are:

	31 Dec 07	31 Dec 06
	$’000	$’000
Assets	925	406
Liabilities	—	—

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
16. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL NSTRUMENTS (continued)
The following table demonstrates the impact of a 5% increase or decrease in GBP rate against the AUD. It is assumed that the relevant change occurs at reporting date.

	31 Dec 07	31 Dec 06
	Impact on Profit after	Impact on Profit after
Change in Variable	tax and equity $’000	tax and equity $’000
+5%	46	20
- 5%	(46)	(20)
Liquidity risk
Liquidity risk is the risk that the Company will not be able to met its debt obligations or other cash outflows as they fall due because of lack of liquid assets. The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturity profiles of assets and liabilities.
The table below summaries the maturity profile of the company’s financial liabilities at 31 December based on contractual obligations.

	31 Dec 07
	Up to 1 year	More than 1 year	Total
	$’000	$’000	$’000
Financial liabilities:
Payables	3,942	703	4,645

Total	3,942	703	4,645

	31 Dec 06
	Up to 1 year	More than 1 year	Total
	$’000	$’000	$’000
Financial liabilities:
Payables	4,815	—	4,815

Total	4,815	—	4,815

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
16. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL NSTRUMENTS (continued)
Credit risk
Credit risk is the risk of loss that arises from a counterparty failing to meet their contractual commitments in full and on time, or from losses arising from the change in value of traded financial instruments as a result of changes in credit risk on that instrument.
Credit risk in trade receivables in managed by analysing the terms of trade against outstanding debtors
Other than intercompany receivables, there are no significant concentrations of credit risk.
The following table provides an aged analysis of financial assets neither past due or impaired, past due and not impaired and impaired assets. Impairment is assessed in accordance with note 1(f).

	Neither past due		Past due but not impaired
	nor impaired	<30 days	31 to 60 days	61 to 90 days	More than 91 days	Impaired	Total
31 Dec 07	$’000	$’000	$’000	$’000	$’000	$’000	$’000
Receivables	7,757	122	11	10	10	—	7,910

	Neither past due	Past due but not impaired
	nor impaired	<30 days	31 to 60 days	61 to 90 days	More than 91 days	Impaired	Total
31 Dec 06	$’000	$’000	$’000	$’000	$’000	$’000	$’000
Receivables	648	5,591	28		24	—	6,291
Fair Value
Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which revenue and expenses are recognised, in respect of each class of financial asset, financial liability and other investments are under and in Note 1.
Categories of financial instruments

		2007	2006
	Note	$’000	$’000
Financial assets
Receivables	5	7,910	6,291
Cash & cash equivalents	12	8,032	8,990
Financial Liabilities
Payables	7	4,645	4,815
For the following financial instruments, the cost carrying amount is considered to equate to their fair value:
•	cash deposits

•	receivables

•	payables.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
17. CAPITAL MANAGEMENT
The primary capital management objective is to ensure the company will be able to continue as a going concern while minimising excess capital through capital initiatives, such as dividends, where appropriate.
The company’s capital position is monitored by the Company’s Board. As the Company forms part of the AMP Group, the company’s capital management policies and processes are determined in line with AMP Group’s capital management strategy.
There have been no changes in the capital management objectives, policies and processes from the previous period.
The company’s capital comprises contributed equity, reserves and retained earnings. These balances and the movements in these balances are disclosed in the Statement of Changes in Equity.
18. RELATED PARTY DISCLOSURES
(a) The parent of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) at 31 December 2007 is AMP Group Services Limited. The ultimate controlling entity is AMP Limited.
Key management personnel compensation
The following individuals were the key management personnel of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) for the current and prior reporting periods (unless stated otherwise):

Name	Date of Appointment/Resignation of directors during the current or prior reporting period

Simon J Hoole
Peter W Clarke
Peter M Hodgett	Resigned 31 December 2007
Paul D Leaming	Appointed 31 December 2007
The following table provides aggregate details of the compensation of key management personnel of The Company.

	Short-term employee	Post-employment	Other long-term	Termination	Share-based
	benefits	benefits	benefits	benefits	payments	Total
Year	$	$	$	$	$	$
2007	2,309,865	242,536	—	2,335,571	633,581	5,521,553
2006	2,256,909	236,871	—	—	633,268	3,127,048
Key management personnel disclosed above, also provided services to other related entities during the year. The above remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Enstar Australia Limited (formerly Cobalt Solutions Australia Limited).
Directors were in office for the entire period unless otherwise stated.
The directors and their director related entities receive normal dividends on their ordinary share holdings in AMP Limited.

Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
Notes to the Financial Statements for the year ended 31 December 2007
18. RELATED PARTY DISCLOSURES (continued)
Other transactions with key management personnel of the Company
During the year, transactions may have been entered into between key management personnel and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and may include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation and related products;

•	financial investment services;

•	other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of the entity’s financial statements, or discharge of accountability by key management personnel. The transactions are considered to be trivial or domestic in nature.
Transactions with other related parties
The following related party transactions occurred during the financial year:
Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) is a company in the wholly owned group comprising AMP Limited (the ultimate parent entity) and its wholly owned controlled entities.
Services provided to the entity are in the normal course of business and on normal commercial terms and conditions. Management fee expenses of $19,500,000 (2006:$18,900,000) were charged during the year from a related party. At reporting date, $1,600,000 (2006: $1,400,000) remained outstanding, forming part of the balance payable to related parties.
Management services were provided by the entity to related parties pursuant to management agreements. Fee revenue totalled $27,000,000 (2006:$27,800,000). At reporting date, there were no outstanding amounts remaining from related parties (2006: $700,000).
19. ECONOMIC DEPENDENCY
A substantial part of the company’s Revenue and Profit before Income Tax, is and will likely continue to be derived from the provision of management services to a related entity.
20. EVENTS OCCURRING AFTER THE REPORTING DATE
On 11 December 2007 a Sale and Purchase Agreement was entered into by the ultimate parent AMP Limited and Enstar Australia Holdings Pty Ltd for the sale of the entity.
The sale was subject to a number of conditions including regulatory approval by the Australian Prudential Regulatory Authority (APRA) and was expected to be completed in quarter one 2008.
APRA subsequently approved the Sale Agreement on 22 February 2008. The sale was then completed on 5 March 2008. Enstar Australia Holdings Pty Ltd assumed ownership of the company at this point.
Effective from March 2008 the company changed its name to Enstar Australia Limited.

Report of Independent Auditors
The Board of Directors of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
We have audited the accompanying balance sheets of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) as of December 31, 2007 and 2006, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008
Liability limited by a scheme
approved under Professional
Standards Legislation

ENSTAR AUSTRALIA LIMITED (Formerly
COBALT SOLUTIONS AUSTRALIA LIMITED)
ABN 99 096 363 923
FINANCIAL REPORT
31 DECEMBER 2006
Contents:

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
Income Statement
For the year ended 31 December 2006

		2006	2005
	Note	$’000	$’000

Revenues	2	30,020	38,935
Expenses	3	(23,748)	(23,095)

Profit before income tax expense		6,272	15,840
Income tax expense	4	(2,459)	(4,829)

Net profit after income tax expense, attributable to members of Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)		3,813	11,011

The above Income Statement should be read in conjunction with the accompanying notes.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
Balance Sheet
As at 31 December 2006

		2006	2005
	Note	$’000	$’000

Current Assets
Cash & Cash equivalents	11	8,990	29,158
Receivables	5	6,291	1,783

Total current assets		15,281	30,941

Non-current assets
Plant & Equipment	6	34	37
Deferred tax assets	4	717	1,342

Total non-current assets		751	1,379

Total assets		16,032	32,320

Current liabilities
Payables	7	4,815	4,713
Deferred Income	7	—	50
Current tax liabilities		—	2,153
Provisions	8	—	8,000

Total current liabilities		4,815	14,916

Total liabilities		4,815	14,916

Net assets		11,217	17,404

Equity	10	—	—
Retained profits		11,217	17,404

Total equity		11,217	17,404

     The above Balance Sheet should be read in conjunction with the accompanying notes.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
Statement of Cash Flows
For the year ended 31 December 2006

		2006	2005
	Note	$ 000	$ 000

Cash flows from operating activities
Cash receipts in the course of operations		72,560	87,407
Cash payments in the course of operations		(69,967)	(73,134)
Investment income received		940	1,347
Income tax paid		(5,672)	(5,657)

Cash flows from operating activities	11	(2,139)	9,963

Cash flows from investing activities
Payments for plant and equipment		(29)	(29)

Cash flows used in investing activities		(29)	(29)

Cash flows from financing activities
Dividend Paid		(18,000)	(10,000)

Cash flows used in financing activities		(18,000)	(10,000)

Net increase/(decrease) in cash held		(20,168)	(66)
Balance at the beginning of the year		29,158	29,224

Balance at the end of the year	11	8,990	29,158

The above Statement of Cash Flows should be read in conjunction with the accompanying notes.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
Statement Of Changes in Equity
For the year ended 31 December 2006

		Issued	Accumulated
		Capital	Profit	Total
	Note	$000	$000	$000

Balance as at 1 January 2006		—	17,404	17,404

Net Profit after income tax			3,813	3,813

Total Recognised income and expense			3,813	3,813
Other changes in equity			—	—
Dividends paid & payable	9		(10,000)	(10,000)

Balance as at 31 December 2006		—	11,217	11,217

Balance as at 1 January 2005		—	24,393	24,393
Net Profit after income tax			11,011	11,011

Total Recognised income and expense			11,011	11,011
Other changes in equity			—	—
Dividends paid & payable	9		(18,000)	(18,000)

Balance as at 31 December 2005		—	17,404	17,404

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
a) Basis of Preparation
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value.
The principal accounting policies adopted in the preparation of the Financial Report are set out below. These policies have been consistently applied to the current year and comparative period, unless otherwise stated. The same accounting policies and methods of computation are followed by this Financial Report as compared with the 31 December 2005 Financial Report. Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2006. When applied in future periods, these recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
b) Revenue Recognition
Rendering of Services
Revenue from the rendering of services is recognised in the period in which the service is provided, having regard to the stage of completion of the contract.
In certain circumstances revenue may be received in advance of the period to which it relates. In these instances, the revenue is deferred to future periods as disclosed in Deferred Income, Note 7 to the accounts.
Interest Income
Interest income is recognised when the right to receive interest has been established.
c) Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to:
(i)	temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and

(ii)	unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
c) Taxes (continued)
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.
Deferred tax is not discounted to present value.
Tax Consolidation
AMP Limited, Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd), and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
i)	Current tax balances arising from external transactions recognised by entities in the tax- consolidated group occurring after the implementation date, and;

ii)	Deferred tax assets arising from unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement. . The contributions are payable as set out in the agreement and reflect the timing of AMP Limited’s obligations to make payments to the relevant tax authorities.
Assets and liabilities which arise as a result of balances transferred from entities within the tax consolidated group to the head entity, are recognised as related party balances receivable and payable in the Balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
c) Taxes (continued)
Goods and Services Tax
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
d) Foreign Currencies
Functional and presentation currency
Items included in the financial statements are measured using the currency of the primary economic environment in which that entity operates (the functional currency).
The presentation currency of this Financial Report, and the functional currency of the parent entity, is Australian dollars.
Transactions and balances
Revenue and expenditure items denominated in a currency other than the functional currency are translated at the spot exchange rate at the date of transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date, with exchange gains and losses being recognised in the income statement.
Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.
e) Cash and Cash Equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits that are held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount.
For the purpose of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value, with short periods to maturity net of outstanding bank overdrafts.
f) Receivables
Receivables are carried at nominal amounts due less any provision for impairment. A provision for impairment is recognised when collection of the full nominal amount is no longer probable. Impairment of an asset is reviewed each balance date. Any applicable terms or conditions are set out in Note 5.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
g) Plant & Equipment
Cost
Plant & equipment is carried at historical cost less accumulated depreciation and any accumulated impairment losses.
Depreciation
Items of plant and equipment are depreciated over their estimated useful lives.
The assets residual lives, useful lives and amortisation methods are reviewed, and adjusted for if appropriate, at each financial year end.
The depreciation rates and method used for each class, for the current year, is:

	Depreciation rate	Depreciation method
Computer racks	10%	Straight line
Computer hardware	25%	Straight line
Computer peripherals	40%	Straight line
Computers	50%	Straight line

Previous years,
	Depreciation rate	Depreciation method
Computers	40%	Prime cost
h) Leases
Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.
Operating leases
The minimum lease payments of operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis.
Contingent rentals are recognised as an expense in the financial year in which they are incurred.
Finance leases
There are no leases that have been classified as finance leases.
i) Payables
Trade Creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Terms and conditions are set out in Note 7.
j) Provisions
     Provisions are recognised when:
•	There is a present obligation (legal or constructive) as a result of a past event.

•	It is probable that an outflow of resources embodying economic benefits will be required to settle the obligation.

•	A reliable estimate can be made of the amount of the obligation.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
k) Issued Capital
Issued and paid up capital is recognised at the fair value of the consideration received by the company. Any transaction costs arising on the issue of ordinary shares are recognised directly in equity as a reduction of the share proceeds received.
2. REVENUE

	2006	2005
	$’000	$’000

Revenue from operating activities
Management fees	29,083	32,588
Other Revenue	—	5,000

Total Revenue from operating activities	29,083	37,588

Revenue from non-operating activities
Investment income	937	1,347

Total Revenue from non-operating activities	937	1,347

Total Revenues	30,020	38,935

3. EXPENSES

	2006	2005
	$’000	$’000

Profit before income tax is arrived after charging the following items:
Personnel Costs	16,206	16,941
Occupancy and Related property expenses	3,440	3,346
IT & Communication	1,623	1,722
Advertising & Promotions	484	219
Other expenses	1,995	867

Total expenses	23,748	23,095

The majority of the costs above are incurred by way of management fee paid to AMP Services Ltd.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
4. INCOME TAX

	2006	2005
	$’000	$’000

a) Analysis of income tax expense Current tax	1,663	4,121
Decrease in deferred tax assets	458	646
Write off of prior year losses	338	62

Income tax expense	2,459	4,829

b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period.
In respect of income tax expense, the tax rate which applies in both 2006 and 2005 is 30% for Australia and UK.

	2006	2005
	$’000	$’000

Operating profit before income tax	6,272	15,840

Prima facie income tax calculated at 30% (2005: 30%)	1,882	4,752
Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Other	577	77

Income tax expense per income statement	2,459	4,829

c) Analysis of deferred tax asset

	2006	2005
	$’000	$’000

Amounts recognised in income:
Accruals	308	413
Unrealised gains/losses	—	2
Other	409	589
Current year’s tax losses	—	338

Total deferred tax assets	717	1,342

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
5. RECEIVABLES (CURRENT)

	2006	2005
	$’000	$’000

Trade debtors	88	121
Amounts receivable from related parties	2,680	1,363
Other debtors	3,523	299

Total receivables (current)	6,291	1,783

Receivables are non-interest bearing and are normally settled on 30-day terms. In 2006, other debtors include income tax recoverable under the tax sharing agreement of $1,701k as PAYG instalments made throughout the year exceed the current tax payable.

6. PLANT AND EQUIPMENT

	2006	2005
	$’000	$’000

Gross carrying amount	83	59
Less accumulated depreciation and impairment loss	49	22

Total Plant & Equipment	34	37

Carrying amount at beginning of the year	37	94
Additions	29	29
Recoverable amount write-down	(5)	(42)
Depreciation expense	(27)	(44)

Total Plant & Equipment	34	37

7. PAYABLES AND DEFERRED INCOME (CURRENT)

	2006	2005
	$’000	$’000

Amount due to other related parties	2,331	2,617
Sundry Payables	146	658
Trade creditors and accruals	2,338	1,438

Total Payables (current)	4,815	4,713

Deferred Income	—	50

Total Deferred Income (current)	—	50

Sundry payables are non-interest bearing balances due to third parties pursuant to client management agreements. Trade creditors are non-interest bearing and are normally settled on less than 30 day terms.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
8. PROVISIONS (CURRENT)

	2006	2005
	$’000	$’000

Provision for dividend payable	—	8,000

Total Provisions	—	8,000

Movements in Provisions

Balance at the beginning of the year	8,000	1,490
Additional provisions recognised (dividend Payable )	—	18,000
Amount paid during the period	(8,000)	(10,000)
Unused amounts reversed during the period	—	(1,490)

Balance at the end of the year	—	8,000

9. DIVIDENDS PAID

	2006	2005
	$’000	$’000

(a) Dividends paid on ordinary shares during the year

-Dividend paid on 9 February 2006	8,000
Unfranked Dividend of $4m per Ordinary Share
-Dividend paid on 27 June 2006	10,000
Unfranked Dividend of $5m per Ordinary Share
-Dividend paid on 10 June 2005		10,000
Unfranked Dividend of $5m per Ordinary Share

Dividends paid during year	18,000	10,000

(b) Dividends proposed but not recognised at 31 December

- Dividends on ordinary shares:	—	—
Unfranked Dividend of $4m per Ordinary Share

10. CONTRIBUTED EQUITY

	2006	2005
	$	$

Issued & Paid up capital

Two fully paid ordinary shares at $1 each	—	—

Ordinary shares attract the following rights:
(a) to receive notice of and to attend and vote at all general meetings of the Company;
(b) to receive dividends; and in a winding up, to participate equally in the distribution of the assets of;
(c) the Company (both capital and surplus), subject only to any amounts unpaid on the share.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
11. STATEMENT OF CASH FLOWS

	2006	2005
	$’000	$’000

(a) Reconciliation of the profit after tax to the net cash flows from operating activities

Net Profit after tax	3,813	11,011
Non-Cash Items:
Depreciation and impairment of plant & equipment	32	85
Changes in assets/liabilities:
(Increase)/decrease in receivables/other assets	(4,508)	(300)
Decrease/(Increrase) in current year tax losses	338	—
(Increase)/decrease in deferred tax assets	287	308
Increase/(decrease) in current Tax liabilities	(2,153)	(1,283)
Increase/(decrease) in payables/ deferred income/provisions	52	142

Net cash flows from/(used in) operating activities	(2,139)	9,963

(b) Reconciliation of cash
Cash balance comprises:
- cash at bank	8,990	29,158

Closing cash balance	8,990	29,158

12. FRANKING ACCOUNT
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies are transferred to the Head Entity, AMP Limited.

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
13. SEGMENT INFORMATION
Primary Segment
The company operates predominantly in one business segment, which is the provision of professional run-off and management services to insurance and reinsurance companies.
Secondary Segment
There are two geographical segments, UK and Australia.
The company generally accounts for inter-segment sales and transfers as if the sales and transfers were to third parties at current market prices. Revenues are attributed to geographic areas based on the location of the assets producing the revenues.
Segment accounting policies are the same as the company’s policies described in Note 1.

	UK		Aust		Consolidated
	2006	2005	2006	2005	2006	2005
	$’000	$’000	$’000	$’000	$’000	$’000

Segment Revenue	150	134	29,870	38,801	30,020	38,935

Segment Assets	406	420	15,626	31,900	16,032	32,320

Segment liabilities	1,763	712	3,052	14,204	4,815	14,916

Depreciation	—	—	27	44	27	44

14. LEASE EXPENDITURE COMMITMENTS
Operating leases

	2006	2005
Minimum lease payments	$’000	$’000

- not later than one year	407	107
- later than one year and not later than five years	566	64

Aggregate leases expenditure contracted for at balance date	973	171

Aggregate expenditure commitments comprise:
Amounts not provided for :
rental commitments	973	171

Aggregate leases expenditure contracted for at balance date	973	171

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
15. AUDITORS’ REMUNERATION
Auditors’ remuneration for the year ended 31 December 2006 is paid on the Company’s behalf by a controlled entity within the AMP Limited Group.

	2006	2005
	$	$

Amounts paid or payable to auditors of the company for:

— Other services	10,047	15,193

Total Auditors’ Remuneration	10,047	15,193

16. FINANCIAL INSTRUMENTS
(a) Terms, Conditions and Accounting Policies
The accounting policies and terms and conditions for each class of financial asset and financial liability at the balance date are detailed in Note 1 and throughout other notes to the financial statements.
(b) Interest Rate Risk
The following tables provide information about certain financial assets and financial liabilities showing the interest rate categories for each class and the weighted average interest rate for each class.
2006

	Floating	Non-	Total	Weighted
	Interest Rate	Interest- Bearing	$	Average
	$’000	$’000	$’000	Interest rate %

Financial Assets
Cash	8,990	—	8,990	5.15
Trade and other receivables	—	3,611	3,611
Receivables— other related parties	—	2,680	2,680

Total Financial Assets	8,990	6,291	15,281

Financial Liabilities
Payables & Provision	—	4,815	4,815

Total Financial Liabilities	—	4,815	4,815

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
16. FINANCIAL INSTRUMENTS (continued)
2005

	Floating	Non-Interest-	Total	Weighted
	Interest Rate	Bearing	$	Average
	$’000	$’000	$’000	Interest rate %

Financial Assets
Cash	29,158	—	29,158	4.69
Trade and other receivables	—	420	420
Receivables— other related parties	—	1,363	1,363

Total Financial Assets	29,158	1,783	30,941

Financial Liabilities
Payables & Provision	—	14,916	14,916

Total Financial Liabilities		14,916	14,916

(c) Net Fair Values
All financial assets and liabilities are recorded at the cost carrying amounts, which approximates net fair values, except as described elsewhere in the notes.
(d) Credit Risk Exposure
The economic entity’s maximum exposure to credit risk at balance date in relation to each class of recognised financial asset is the carrying amount of these assets as indicated in the balance sheet.
17. RELATED PARTY DISCLOSURES
(a) The parent of Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd) is AMP Group Services Limited. The ultimate controlling entity is AMP Limited.
Key management personnel compensation
The following individuals were the key management personnel of Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd) for the current and prior reporting periods (unless stated otherwise):

Date of Appointment/Resignation of directors
Name	during the current or prior reporting period

Simon J Hoole	Appointed 13 November 2002
Peter W Clarke	Appointed 12 February 2003
Peter M Hodgett	Appointed 20 November 2003
Key management personnel disclosed above, also provided services to other related entities during the year. The below remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd).

Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd)
Notes to the Financial Statements for the year ended 31 December 2006
17. RELATED PARTY DISCLOSURES (continued)
The following table provides aggregate details of the compensation of key management personnel of Cobalt Solutions Services Limited.

	Short-term	Post-	Other
	employee	employment	long-term	Termination	Share-based
	benefits	benefits	benefits	benefits	payments	Total
Year	$	$	$	$	$	$

2006	2,256,909	236,871	—	—	633,268	3,127,048
2005	2,134,756	297,035	—	—	544,202	2,975,993

Directors were in office for the entire period unless otherwise stated.
The directors and their director related entities receive normal dividends on their ordinary share holdings in AMP Limited.
Other transactions with key management personnel of the Company
During the year, transactions were entered into between Directors or their Director related entities and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation and related products;

•	financial investment services;

•	other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of the entity’s financial statements, or discharge of accountability by key management personnel. The transactions are considered to be trivial or domestic in nature.
Transactions with other related parties
The following related party transactions occurred during the financial year:
Enstar Australia Ltd (formerly Cobalt Solutions Australia Ltd) is a company in the wholly owned group comprising AMP Limited (the ultimate parent entity) and its wholly owned controlled entities.
Services provided to the entity are in the normal course of business and on normal commercial terms and conditions. Management fee expenses of $18,900,000 (2005:$15,200,000) were charged during the year from a related party. At reporting date, $1,400,000 (2005: $2,600,000) remained outstanding, forming part of the balance payable to related parties.
Management services were provided by the entity to related parties pursuant to management agreements. Fee revenue totalled $27,800,000 (2005:$30,000,000). At reporting date, $700,000 remained outstanding, (2005: $1,400,000) and is included in the receivables balance from related parties.
18. ECONOMIC DEPENDENCY
A substantial part of the company’s Revenue and Profit before Income Tax, is and will likely continue to be derived from the provision of management services to a related entity.

Report of Independent Auditors
The Board of Directors of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited)
We have audited the accompanying balance sheets of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) as of December 31, 2006 and 2005, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enstar Australia Limited (formerly Cobalt Solutions Australia Limited) at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008
Liability limited by a scheme
approved under Professional
Standards Legislation